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                                                                  Exhibit 10.5
                1983 Employees' Incentive Stock Option Plan

                                     of

                                AMETEK, INC.

1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees of the Corporation and its subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such key employees on behalf of the Corporation and strengthen their desire to remain with the Corporation and its subsidiaries as well as that the opportunity to acquire such a proprietary interest will enable the Corporation to attract desirable personnel.

2. Definitions.  When used in this Plan, unless the context otherwise requires:

     (a) "Board of Directors" shall mean the Board of Directors of the Corporation as constituted at any time.
     (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of the Corporation.
     (c) "Committee" shall mean the Stock Option Plan Committee hereinafter in
     Section 3 described.
     (d) "Corporation" shall mean AMETEK, INC.

     (e) "Fair Market Value" on a specified date shall mean the average of the highest and lowest quoted selling price at which Stock is traded on the New York Stock Exchange (or any other national stock exchange on which the Stock of the Corporation is principally listed), or on the over-the-counter market if Stock is principally traded in such market, but if no Stock was traded on such date, then on the last previous date on which Stock was so traded, or if none of the above are applicable the value established for such date using any reasonable method of valuation chosen by the Committee.

     (f) "Options" shall mean the Stock Options issued pursuant to the Plan.

     (g) "Plan" shall mean the 1983 Employees' Incentive Stock Option Plan of AMETEK, INC. authorized by the Board of Directors at its meeting held on January 27, 1983 as such Plan from time to time may be amended as herein provided.

     (h) "President" shall mean the person who at the time shall be the President of the Corporation.
     (i) "Share" shall mean a share of common stock of the Corporation.
     (j) "Stock" shall mean the common stock of the Corporation.

     (k) "Subsidiary" shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation or by a subsidiary, as herein defined, of the Corporation.

3. Committee. The Plan shall be administered by a Committee which shall consist of three Directors of the Corporation, none of whom shall be eligible for Options under

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the Plan.  The members of the Committee shall be selected by the Board of
Directors. The Chairman of the Board and the President shall ex officio meet with the Committee and act as advisors to the Committee. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. The Chairman of the Committee shall be designated by the Board of Directors, and meetings of the Committee may be called at any time by its Chairman or upon written request of any two members of the Committee, provided that meetings may be held at any time without notice if all the members are present or if at any time before or after the meeting those not present waive notice of the meeting in writing. Subject to the preceding provision, at least one day's notice of the meeting shall be given in person or by telephone, letter, telegram or cablegram. At all meetings of the Committee, two of the members of the Committee at the time of such meeting shall be necessary to constitute a quorum. Any act of a majority of the quorum present at a meeting shall be the act of the Committee.

4. Participants. Except as hereinafter provided, all key employees shall be eligible to receive Options under this Plan. The employees to whom Options are to be offered under this Plan and the number of Shares to be optioned to each such employee shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Stock may be optioned may include officers who are also Directors of the Corporation and/or its Subsidiaries but not Directors who are not also officers. No Option may, however, be granted under this Plan to any employee who would, after the granting of such Option, own (within the meaning of Section 422A(b)(6) of the Internal Revenue Code of 1954, as amended) Stock possessing more than 10% of the total combined voting power or value of all classes of Stock of the Corporation or a Subsidiary.

5. The Stock. The Committee may, but shall not be required to, allocate in accordance with this Plan, Options to purchase an aggregate of not more than 300,000 Shares, which may be either Treasury Stock or authorized but unissued Stock. The number of Shares issuable shall be computed prior to any adjustment for any stock dividends, split-ups, reorganizations, or other substitutions of securities for the Stock of the Corporation. The number of Shares to be optioned to any eligible person shall be determined by the Committee in its sole discretion.

Notwithstanding any other provision of this Plan to the contrary, the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which an employee may be granted Options in any one calendar year (under this Plan, and all other stock option plans maintained by the Corporation or its Subsidiaries that meet the requirements of Section 422A of the Internal Revenue Code of 1954, as amended) after December 31, 1980 shall not exceed $100,000, increased by the amount allowable as an unused limit carryover from any prior calendar year which may be taken into account in accordance with the paragraph below.

If $100,000 exceeds the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which an employee was granted incentive stock options in any one calendar year (under this Plan, and all other incentive stock option plans that meet the requirements of Section 422A of the Internal

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Revenue Code of 1954, as amended) after December 31, 1980, then one-half of such excess shall be deemed to be an unused limit carryover to be available in any or all of the three succeeding calendar years. The amount of the unused limit carryover from any calendar year which may be taken into account in any succeeding calendar year shall be the amount of such carryover reduced by the amount of such carryover which was used in prior calendar years. For the purposes of this computation, in any calendar year the Fair Market Value of Shares with respect to which an employee is granted Options shall first be applied against the $100,000 limitation, and then applied against carryovers to such calendar year from previous calendar years in the chronological order of the previous calendar years in which such carryovers arose.

If any Option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto may again be issued under the Plan.

Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

The form of option shall be as determined from time to time by the Committee. A certificate of option signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and having the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is granted.

6. Price. The price of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee in any manner permitted by Section 422A(b)(4) of the Internal Revenue Code of 1954, as amended, for "Incentive Stock Options" as therein defined.

7. Duration of Option. The duration of any Option granted under this Plan shall be fixed by the Committee in its sole discretion; provided, however, that no Option shall remain in effect for a period of more than ten years from the date on which it is granted.

8. Consideration for Options. As consideration for the issuance of the Option, the Corporation shall obtain in each case either (a) from any recipient who at the time of the issuance of the Option shall not have been under a contract of employment, an option to have the services of such recipient for such period, up to one year, as the Corporation shall determine, or (b) from any recipient who is under an employment contract at the time the Option is issued, an option to extend the term of his contract for a period of not less than one year upon such terms and conditions as the Corporation and the employee may agree, but if they are unable to agree, then upon the same terms and conditions of such contract.

9. Non-transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the holder except to the extent that the estate of a deceased holder may be permitted to exercise them.

10. Exercise of Options. An Option, after the issuance thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee, but not more

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than 20% of the total number of Shares optioned may be purchased during each twelve month period during the five years following the date of issuance of the Option. Such optioned Shares as may be but are not purchased during any one twelve month period may be purchased during any one or more succeeding twelve month periods, provided, however, that all or any part of remaining unexercised Options issued to any person may be exercised (a) immediately upon or at any time after (but prior to the expiration of the term of the Option) the attainment by the holder of the age of sixty-five years, provided the holder is still in the employ of the Corporation or a Subsidiary thereof, or (b) upon his death, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration. Notwithstanding the foregoing, (i) no Option shall be exercisable prior to the approval of the Plan by the stockholders of the Corporation in accordance with Section 15 hereof, and
(ii) any Option granted to an employee to whom an option that qualifies as an incentive stock option under the provisions of Section 422A of the Internal Revenue Code of 1954, as amended, was previously granted under this Plan, or any other option plan maintained by the Corporation or any Subsidiary, shall not be exercisable while such previously granted option is outstanding. For the purposes of this Section 10, an option shall be deemed to be outstanding until such option is exercised in full or expires by reason of lapse of time, within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954, as amended.

An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the option certificate, and either cash, a certified check payable to the order of the Corporation, or Shares duly endorsed over to the Corporation (which Shares shall be valued at their Fair Market Value as of the day preceding the day of such exercise), or any combination of such methods of payment, which together amount to the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; provided, however, that no Option issued pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

Within a reasonable time after exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option and an Option certificate for a number of Shares equivalent to the difference between the number of Shares of the option certificate surrendered at the time of the exercise of the Option and the number of Shares with respect to which the Option was so exercised, or the original option certificate shall be endorsed to give effect to the partial exercise thereof.

11. Termination of Employment. If a holder shall voluntarily or involuntarily leave the employ of the Corporation and its Subsidiaries, the Option of such holder shall terminate forthwith except the holder shall have until the end of the third business day following the cessation of the holder's employment with the Corporation and its Subsidiaries, and no longer, to exercise any unexercised Option the holder could have exercised on the day on which he left the employ of the Corporation and its Subsidiaries. Notwithstanding the foregoing, if the cessation of employment is due to retirement on or after attaining the age of sixty-five years, or to death, the holder or the

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representatives of the estate of the holder shall have the privilege of exercising the unexercised Options which the holder or the deceased could have exercised at the time of his retirement or death, provided that such exercise must be accomplished prior to the expiration of such Options and either within three months of the holder's retirement or within six months after the death of the holder, as the case may be. If the employment of any holder with the Corporation or a Subsidiary thereof shall be terminated because of the holder's violation of the duties of such employment in the Corporation or its Subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion and which determination by the Committee shall be conclusive, all unexercised Options of such holder shall terminate immediately upon the termination of the holder's employment with the Corporation or a Subsidiary thereof, and a holder whose employment with the Corporation or a Subsidiary thereof is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment with the Corporation or a Subsidiary thereof.

12. Adjustment of Optioned Shares. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Stock or if the Stock shall be split up, converted, exchanged, reclassified, or in any way substituted for, the Option, to the extent that it has not been exercised, shall entitle the holder upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which he would be entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if originally optioned Shares were being purchased thereunder. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be similarly adjusted.

13. Issuance of Shares and Compliances with Securities Act. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended, to issue the Shares in compliance with the provisions of that or any comparable act.

14. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Options not theretofore issued, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan and the terms and conditions of such Option as has been theretofore granted.

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Notwithstanding the foregoing, any amendment by the Board of Directors or
Committee, which would increase the number of Shares issuable under Options or change the class of employees to whom Options may be granted shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

Determination of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final.

The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may determine advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

15. Effective Date of the Plan. This Plan is effective and in full force and effect as of January 27, 1983 subject to its approval by the holders of a majority of the outstanding Stock at any special or annual meeting of the stockholders of the Corporation held on or before January 26, 1984.

16. Final Issuance Date. No Option shall be issuable under the Plan after January 26, 1993.

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